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           AMENDMENT TO ADVISORY AGREEMENT

AGREEMENT made as of the 1st day of October, 2000, by and among Prudential-Bache Diversified Futures
Fund, L.P., a Delaware limited partnership (the
"Partnership"), Seaport Futures Management Inc., a
Delaware corporation (the "General Partner") and John
W. Henry & Company, Inc., a Florida corporation (the
"Advisor").

WHEREAS, the parties have entered into an Advisory Agreement, dated as of June 1, 1988 (the
"Original Advisory Agreement"); and

WHEREAS, the parties entered into an agreement, made as of January 1, 1998 (the "Extension Agreement") which extended and amended the Original Advisory
Agreement (the Original Advisory Agreement and the
Extension Agreement shall collectively be called the "Advisory Agreement"); and

WHEREAS, the parties wish to amend the fees which the Advisor receives pursuant to the Advisory
Agreement;

NOW, THEREFORE, the parties agree as follows:

1.   Beginning with the Management Fee to be
paid as of the end of October 2000, the Management Fee set forth in Section 5(a) of the Advisory Agreement is hereby changed to 1/6 of 1% (2% per annum) of the Net
Asset Value (as defined in the Partnership's Agreement of Limited Partnership) of the Partnership allocated by the General Partner to the Advisor's management as of the end of each calendar month. All other provisions of Section 5(a) remain unchanged.

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2.   Effective immediately, the Incentive Fee
set forth in Section 5(b) of the Advisory Agreement is hereby changed to twenty percent (20%) of the New High
Net Trading Profits (as defined in the Advisory
Agreement) on the Net Asset Value of the Partnership allocated by the General Partner to the Advisor's management. All other provisions of Section 5(b) remain unchanged.

3. In all other respects and except as herein expressly modified, all other terms and provisions of the Advisory Agreement remain in full force and effect.

4. To the extent that there are any conflicts between the Advisory Agreement and this Agreement, this Agreement will be controlling.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly authorized representatives.


SEAPORT FUTURES MANAGEMENT             PRUDENTIAL-BACHE DIVERSIFIED
INC.                                   FUTURES FUND L.P.

                                       By:   SEAPORT FUTURES
By: /s/ Eleanor L. Thomas              MANAGEMENT, INC., its General Partner
    ---------------------
Name: Eleanor L. Thomas
Title: President & Director

                                       By: /s/ Guy Scarpaci
                                           ---------------------------
JOHN W. HENRY & COMPANY, INC.          Name: Guy Scarpaci
                                       Title: Director

By: /s/ Verne Sedlacek
   -----------------------
Name: Verne Sedlacek
Title: President

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